UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

 Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 2, 2016

SEQUENOM, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-29101	77-0365889
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3595 John Hopkins Court, San Diego, CA	92121
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (858) 202-9000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.
On March 2, 2016, we issued a press release announcing our financial results for the full year and quarter ended December 31, 2015. A copy of the press release and accompanying information is attached as Exhibit 99.1 to this current report.
The information in this Item 2.02, and Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this current report shall not be incorporated by reference into any registration statement or other document filed with the Securities and Exchange Commission, whether filed before or after the date hereof regardless of any general incorporation language in any such filing, unless we expressly set forth in such filing that such information is to be considered “filed” or incorporated by reference therein.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits

99.1	Press Release dated March 2, 2016

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEQUENOM, INC.

Dated: March 2, 2016	By:	/s/ Jeffrey D. Linton
	Name:	Jeffrey D. Linton
	Title:	Senior Vice President, General Counsel and Secretary